UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 19, 2021

Mirion Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39352	83-0974996
(State or Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1218 Menlo Drive Atlanta, Georgia 30318
(Address of Principal Executive Offices)

(770) 432-2744

(Registrant’s telephone number, including area code)

GS Acquisition Holdings Corp II 200 West Street New York, New York 10282
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MIR	New York Stock Exchange
Redeemable warrants to purchase Class A common stock	MIRW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On October 25, 2021, Mirion Technologies, Inc., a Delaware corporation (the “Company”), filed a Current Report on Form 8-K (the “Original Report”) to report the Closing and related matters under Items 1.01, 2.01, 3.02, 4.01, 5.01, 5.02, 5.07, 8.01 and 9.01 of Form 8-K. Due to the large number of events to be reported under the specified items of Form 8-K, this Amendment No. 1 to the Original Report (this “Amendment No. 1”) is being filed to amend the Original Report to include additional matters related to the Transactions under Items 3.03, 5.03, 5.05 and 5.06 of Form 8-K.

Capitalized terms used herein but not defined herein have the meanings given to such terms in the Original Report.

Item 3.03 Material Modification to Rights of Security Holders.

On the Closing Date, in connection with the consummation of the Business Combination, the Company filed the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. The material terms of the Amended & Restated Certificate of Incorporation and the general effect upon the rights of holders of the Company’s capital stock are described in the section of the Proxy Statement entitled “Proposal No. 3-The Charter Proposal” beginning on page 215, which information is incorporated herein by reference. A copy of the Amended & Restated Certificate of Incorporation is included as Exhibit 3.1 to this Current Report and is incorporated herein by reference.

In addition, in connection with the consummation of the Business Combination, the Company also amended and restated its bylaws. A copy of the Amended and Restated Bylaws is included as Exhibit 3.2 to this Current Report and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report is incorporated herein by reference.

In addition, on October 20, 2021, the Board of Directors determined to change Mirion’s fiscal year end from June 30 of each year to December 31 of each year. The determination was made to align Mirion’s fiscal year end with GSAH’s fiscal year end.

Item 5.05 Amendments to the Registrant’s Code of Ethics.

On October 20, 2021 the Board approved and adopted the Code of Ethics and Business Conduct of the Company, which is included as Exhibit 14.1 to this Current Report and is incorporated herein by reference.

Item 5.06 Change in Shell Company Status.

As a result of the Business Combination, the Company ceased being a shell company. The material terms of the Business Combination are described in the section of the Proxy Statement entitled “Proposal No. 1—Approval of the Business Combination” beginning on page 165, which is incorporated herein by reference. In addition, the information set forth in Item 2.01 of the Original Report is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

EXHIBIT INDEX

Exhibit Number	Description

2.1	Business Combination Agreement, dated as of June 17, 2021, by and among GS Acquisition Holdings Corp II, Mirion Technologies (TopCo), Ltd., CCP IX LP No. 1, CCP IX LP No. 2, CCP IX Co-Investment LP and CCP IX Co-Investment No. 2 LP, each acting by their general partner, Charterhouse General Partners (IX) Limited and the other parties thereto (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 21, 2021).

Exhibit Number	Description

2.2	Amendment No. 1 to Business Combination Agreement, dated as of September 3, 2021, by and among GS Acquisition Holdings Corp II, Mirion Technologies (TopCo), Ltd. and CCP IX LP No. 1, CCP IX LP No. 2, CCP IX Co-Investment LP and CCP IX Co-Investment No. 2 LP, each acting by their general partner, Charterhouse General Partners (IX) Limited, on behalf of the Sellers (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 3, 2021)..

3.1	Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to the Original Report).

3.2	Amended and Restated Bylaws (incorporated by reference to Exhibit 3.2 to the Original Report).

4.1	Specimen Class A Common Stock Certificate (incorporated by reference to Exhibit 3.2 to the Original Report).

4.2	Specimen Warrant Certificate (incorporated by reference to Exhibit 3.2 to the Original Report).

4.3	Warrant Agreement, dated June 29, 2020, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K filed with the SEC on July 2, 2020).

10.1

Credit Agreement, dated as of October 20, 2021, by and between Mirion Technologies (HoldingSub2), Ltd., a limited liability company incorporated in England and Wales, as Holdings, Mirion Technologies (US Holdings), Inc., as the Parent Borrower, Mirion Technologies (US), Inc., as the Subsidiary Borrower, the lending institutions party thereto and Citibank, N.A., as Administrative Agent (incorporated by reference to Exhibit 10.1 to the Original Report).

10.2

Second Amended and Restated Sponsor Agreement, dated as of October 20, 2021, by and among GS Acquisition Holdings Corp II, GS Sponsor II LLC, GSAM Holdings LLC, GS Acquisition Holdings II Employee Participation LLC and GS Acquisition Holdings II Employee Participation 2 LLC (incorporated by reference to Exhibit 10.2 to the Original Report).

10.3	Amended and Restated Registration Rights Agreement, dated October 20, 2021, by and among Mirion Technologies, Inc., GS Sponsor II LLC, GS Acquisition Holdings II Employee Participation LLC, GS Acquisition Holdings II Employee Participation 2 LLC, GS II PIPE Investors Employee LP, NRD PIPE Investors LP, the Charterhouse Parties and the Sellers (incorporated by reference to Exhibit 10.3 to the Original Report).

10.4	Director Nomination Agreement, dated October 20, 2021, by and between the Company and the Charterhouse Parties (incorporated by reference to Exhibit 10.4 to the Original Report).

10.5	Director Nomination Agreement, dated October 20, 2021, by and between the Company and GS Sponsor II, LLC (incorporated by reference to Exhibit 10.5 to the Original Report).

10.6^	Mirion Technologies, Inc. 2021 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.6 to the Original Report).

10.7^	Mirion Technologies, Inc. Deferred Compensation Plan (incorporated by reference to Exhibit 10.7 to the Original Report).

10.8^	Mirion Technologies, Inc. Non-Employee Director Compensation Program (incorporated by reference to Exhibit 10.8 to the Original Report).

10.9^	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.9 to the Original Report).

10.10	Form of Subscription Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 21, 2021).

10.11	Lease Agreement between GPI T&U Inland, LP and Mirion Technologies (MGPI), Inc., dated as of October 4, 2019 (incorporated by reference to Exhibit 10.10 to the Company’s Registration Statement on Form S-4 filed with the SEC on June 30, 2021).

10.12	First Amendment to Lease Agreement between GPI T&U Inland, LP and Mirion Technologies (MGPI), Inc., dated as of March 12, 2020 (incorporated by reference to Exhibit 10.11 to the Company’s Registration Statement on Form S-4 filed with the SEC on August 11, 2021).

10.13	Second Amendment to Lease Agreement between GPI T&U Inland, LP and Mirion Technologies (MGPI), Inc., dated as of June 11, 2020 (incorporated by reference to Exhibit 10.12 to the Company’s Registration Statement on Form S-4 filed with the SEC on June 30, 2021).

10.14^	Amended and Restated Employment Agreement between Thomas D. Logan and Mirion Technologies, Inc., entered into on August 13, 2021 (incorporated by reference to Exhibit 10.13 to the Company’s Registration Statement on Form S-4 filed with the SEC on September 3, 2021).

10.15^	Confidentiality and Intellectual Property Agreement between Thomas D. Logan and Mirion Technologies, Inc., entered into August 13, 2021 (incorporated by reference to Exhibit 10.14 to the Company’s Registration Statement on Form S-4 filed with the SEC on September 3, 2021).

Exhibit Number	Description

10.16^	Third Amended and Restated Employment Agreement between Brian Schopfer and Mirion Technologies, Inc., dated as of May 1, 2020 (incorporated by reference to Exhibit 10.14 to the Company’s Registration Statement on Form S-4 filed with the SEC on August 11, 2021).

10.17^	Confidentiality, Non-Interference and Intellectual Property Agreement between Brian Schopfer and Mirion Technologies, Inc., entered into March 15, 2019 (incorporated by reference to Exhibit 10.16 to the Company’s Registration Statement on Form S-4 filed with the SEC on September 3, 2021).

10.18^	Employment Agreement between Michael Freed and Mirion Technologies, Inc. dated as of July 16, 2016 (incorporated by reference to Exhibit 10.15 to the Company’s Registration Statement on Form S-4 filed with the SEC on August 11, 2021).

10.19^	Confidentiality, Non-Interference and Intellectual Property Agreement between Michael Freed and Mirion Technologies, Inc., entered into July 16, 2016 (incorporated by reference to Exhibit 10.18 to the Company’s Registration Statement on Form S-4 filed with the SEC on September 3, 2021).

10.20^	Profits Interest Award Agreement between Brian Schopfer and GS Sponsor II LLC, dated June 16, 2021 (incorporated by reference to Exhibit 10.18 to the Company’s Registration Statement on Form S-4 filed with the SEC on August 11, 2021).

10.21^	Profits Interest Award Agreement between Thomas Logan and GS Sponsor II LLC, dated June 16, 2021 (incorporated by reference to Exhibit 10.19 to the Company’s Registration Statement on Form S-4 filed with the SEC on August 11, 2021).

10.22^	Profits Interest Award Agreement between Lawrence D. Kingsley and GS Sponsor II LLC, dated June 16, 2021 (incorporated by reference to Exhibit 10.20 to the Company’s Registration Statement on Form S-4 filed with the SEC on August 11, 2021).

10.23^	Amendment to Profits Interest Award Agreement between Lawrence D. Kingsley and GS Sponsor II LLC, dated August 9, 2021 (incorporated by reference to Exhibit 10.21 to the Company’s Registration Statement on Form S-4 filed with the SEC on August 11, 2021).

14.1	Code of Ethics and Business Conduct (incorporated by reference to Exhibit 14.1 to the Original Report).

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated October 25, 2021 (incorporated by reference to Exhibit 16.1 to the Original Report).

21.1	List of subsidiaries of Mirion Technologies, Inc. (incorporated by reference to Exhibit 21.1 to the Original Report).

99.1	Unaudited Pro Forma Condensed Combined Financial Statements of Mirion Technologies, Inc. and its subsidiaries (incorporated by reference to Exhibit 99.1 to the Original Report).

*	Filed herewith.
^	Indicates management contract or compensatory plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2021

Mirion Technologies, Inc.

By:	/s/ Brian Schopfer
Name:	Brian Schopfer
Title:	Chief Financial Officer